UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-02884

Barrett Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

90 Park Avenue
New York, NY 10016
(Address of principal executive offices) (Zip code)

Peter Shriver
90 Park Avenue
New York, NY 10016
(Name and address of agent for service)

(212) 983-5080
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

Annual Report

August 31, 2013

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BARRETT

OPPORTUNITY FUND, INC.

Annual Report	• August 31, 2013

Fund Objectives
The Fund seeks to achieve above average long-term capital appreciation.  Current income is a sec ondary objective.  The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

What’s Inside	Letter from the Chairperson	1

	Manager Overview	1

	Fund at a Glance	4

	Fund Expenses	5

	Historical Performance	6

	Schedule of Investments	7

	Statement of Assets & Liabilities	9

	Statement of Operations	10

	Statements of Changes in Net Assets	11

	Financial Highlights	12

	Notes to Financial Statements	13

	Report of Independent Registered Public Accounting Firm	22

	Additional Information	23

	Important Tax Information	25

BARRETT

OPPORTUNITY FUND, INC.

Letter from the	Dear Shareholder,
Chairperson
We are pleased to provide the annual report of the Barrett Opportunity Fund, Inc. (the “Fund”) for the year ended August 31, 2013.

The management team at Barrett Asset Management, LLC (“Barrett Asset Management” or the “Adviser”) has prepared the enclosed Manager’s Overview, which includes a brief market overview, as well as a performance review.  I urge you to read it as well as the accompanying financial statements.  A detailed summary of the Fund’s performance and other pertinent information are also included in this report.  I am sure you will find this report informative and useful.

On behalf of the Directors and the officers of the Fund, I thank you for your ongoing confidence in the Fund and its investment policies.

Sincerely,

Rosalind A. Kochman
Chairperson
October 3, 2013

Manager	Market Overview
Overview

The bull market in stocks that started in March of 2009 continued through August of this year.  From the low in 2009, when the S&P 500 Index hit a bottom of about 660, it has gained over 1,000 points and topped 1,700 in August.  Although there has been some volatility over the past twelve months, most of the corrections have been relatively minor by historical standards.  It is important to put this sizable gain in perspective, however, because this advance followed a 37% decline in 2008, which was the worst market decline since the 1930s.

There have been two major factors that have acted as market tailwinds during this period.  The first major catalyst has been the action of central banks to lower interest rates.  Not only have central banks, particularly the U.S. Federal Reserve, lowered short-term interest rates to nearly zero but they have also brought down longer term rates by buying bonds in the open market.  In the past year, the European central bank as well as Japan’s central bank adopted the U.S. policy of purchasing longer term bonds in the aftermarket to keep rates artificially low.  Low interest rates on cash and bonds have acted as a propellant for investors to acquire stocks that pay competitive dividend yields.  During the past year, the stock market occasionally reacted to fears that these low interest rate policies might be coming to an end in 2013.  However, it appears that the U.S. and European central banks are going to wait until there is considerably more progress on the employment front.  Strong employment growth may not occur well into 2014, or even 2015.

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OPPORTUNITY FUND, INC.

The second key catalyst pushing stocks higher has been the continued recovery in corporate profits.  During the past year, economists have lowered their estimates for U.S. and global economic growth, which puts a damper on corporate revenue growth.  In many cases, however, companies have been able to increase earnings faster than revenue growth.  There are several reasons for the stronger profit growth.  One reason is that companies are keeping their costs low by not adding full-time employees.  Many companies are also substituting equipment, from computers to robots, to achieve more output with fewer employees.  Finally, many large companies have built up large cash balances and are employing some of that cash by buying back their company stock, which increases their earnings per share.  Going forward, it will become harder and harder for companies to produce earnings gains much greater than revenue gains.

Stock prices have also been aided by the reduction or elimination of uncertainties overhanging the market.  The most obvious example was the Presidential election last November, which resulted in no major changes in U.S. policy.  More importantly, the worst case scenario for Europe has not panned out and investors have become more positive, but hardly sanguine, about the tone of business in Europe.  Finally, over the past year investors became concerned that economic growth in China would not only slow from double digits to the +7% range, but might actually slow further as banks withdraw lending.  As the year progressed investors became more comfortable that the speculative lending, particularly in real estate, would not cause the Chinese economy to decelerate to the low single digits.  In short, investors have been buoyed by a removal of political uncertainty in the U.S. and negative potential economic and financial outcomes in Europe and China.

Portfolio and Performance Review

During the year ended August 31, 2013, the Fund’s total return was +18.51%, which compares with a gain of +18.70% for the S&P 500 Index and +23.03% for the Lipper Large Cap Value Fund Index.

Over the past year, the biggest contributors to performance from the Fund’s larger positions were the Bank of New York Mellon, Murphy Oil, General Dynamics, Philips NV, and Leucadia National.  Other outperformers included Automatic Data Processing, 3M Company, and Alexander & Baldwin.  Two of the Fund’s largest holdings were a drag on performance.  The largest holding in the Fund, Chubb Corporation, gained nearly +15%, which was considerably better than the next largest holding, Royal Dutch Shell, but still below the market return.  Royal Dutch, which is nearly 13% of the Fund, actually posted a negative -3% return during the period.  The entire energy sector was one of the weakest sectors of the broad market over the past year.

As of August 31, 2013, the Fund’s 30 day SEC yield was 2.45%. We believe many of the Fund’s holdings have the potential to increase their dividends going forward.

BARRETT

OPPORTUNITY FUND, INC.

Thank you for your continued interest in the Fund.

Sincerely,

	Robert Milnamow	E. Wells Beck, CFA
	Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of August 31, 2013.  These are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer.  Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds.  Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions.  These risks are magnified in emerging or developing markets.  Some securities held by the fund may be illiquid and can be difficult to value and sell.

Lipper Large-Cap Value Funds Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor.  The S&P 500® Index is a market value weighted index comprised of 500 widely held common stocks.  It is not possible to invest directly in an Index.  Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

.
Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

Must be preceded or accompanied by a prospectus.

The Barrett Opportunity Fund is distributed by Quasar Distributors, LLC.

BARRETT

OPPORTUNITY FUND, INC.

Fund at a Glance (Unaudited)

Top Ten Holdings - as of 8/31/2013
(As a percentage of Total Investments)

The Chubb Corp.	18.6%
Royal Dutch Shell PLC - Class A - ADR	12.8%
The Bank of New York Mellon Corp.	11.1%
General Dynamics Corp.	10.6%
Murphy Oil Corp.	9.2%
Koninklijke Philips Elections N.V. -
NY Registered Shares - ADR	7.9%
Rayonier, Inc.	7.0%
Leucadia National Corp.	4.6%
Forest City Enterprises, Inc. - Class B	3.2%
Monsanto Co.	3.1%

Sector Weightings - as of 8/31/2013
(As a percentage of Total Investments)

BARRETT

OPPORTUNITY FUND, INC.

Fund Expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2013 and held for the six months ended August 31, 2013.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account	Account	March 1, 2013 to
	Value	Value	August 31, 2013
Actual Barrett Opportunity Fund, Inc. Expenses	$1,000.00	$1,059.10	$6.12
Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,019.26	$6.01

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BARRETT

OPPORTUNITY FUND, INC.

Historical Performance (Unaudited)

Value of $10,000 Invested in Barrett Opportunity Fund, Inc. vs.
the S&P 500® Index† (August 2003 – August 2013)

†
Hypothetical illustration of $10,000 invested in Barrett Opportunity Fund, Inc. on August 31, 2003 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2013.  The S&P 500® Index is a market-value weighted index comprised of 500 widely held common stocks.  The Index is unmanaged and it is not subject to the same management and trading expenses of a mutual fund.  Please note that an investor cannot invest directly in an index.

Fund Performance

Average Annual Total Returns* (Unaudited)

				Since
	1 Year	5 Years	10 Years	Inception
Barrett Opportunity Fund, Inc.	18.51%	1.71%	4.98%	10.97%
S&P 500 Index	18.70%	7.32%	7.12%	11.69%

*
Assumes the reinvestment of all distributions at net asset value but do not reflect deductions of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares.  All figures represent past performance and are not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.  In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

BARRETT

OPPORTUNITY FUND, INC.

Schedule of Investments
August 31, 2013

Shares		Value
	COMMON STOCKS - 92.51%

	Beverage and
	Tobacco Product
	Manufacturing - 1.25%
10,000	PepsiCo, Inc.	$797,300

	Chemical
	Manufacturing - 2.10%
12,000	Abbott Laboratories	399,960
12,000	AbbVie, Inc.	511,320
5,000	Johnson & Johnson	432,050
		1,343,330

	Computer and
	Electronic Product
	Manufacturing - 7.95%
164,710	Koninklijke Philips Electronics
	NV - NY Registered
	Shares - ADR	5,076,362

	Credit Intermediation and
	Related Activities - 11.10%
238,471	The Bank of New York
	Mellon Corp.	7,092,128

	Data Processing, Hosting
	and Related Services - 1.67%
15,000	Automatic Data
	Processing, Inc.	1,067,400

	Insurance Carriers and
	Related Activities - 18.55%
142,500	The Chubb Corp.	11,851,725

	Merchant Wholesalers,
	Nondurable Goods - 3.10%
20,242	Monsanto Co. (d)	1,981,489

	Miscellaneous
	Manufacturing - 1.78%
10,000	3M Co.	1,135,800

	Petroleum and Coal Products
	Manufacturing - 21.96%
87,300	Murphy Oil Corp.	5,885,766
126,100	Royal Dutch Shell PLC -
	Class A - ADR	8,144,799
		14,030,565

	Real Estate - 6.88%
22,800	Alexander & Baldwin, Inc. (a)	820,116
87,400	Forest City Enterprises, Inc. -
	Class A (a)	1,564,460
112,500	Forest City Enterprises, Inc. -
	Class B (a)(b)	2,013,188
		4,397,764

	Transportation Equipment
	Manufacturing - 10.61%
81,400	General Dynamics Corp. (d)	6,776,550

	Waste Management and
	Remediation Services - 1.00%
86,850	TRC Cos, Inc. (a)	635,742

	Wood Product Manufacturing - 4.56%
116,800	Leucadia National Corp.	2,911,824
	Total Common Stocks
	(Cost $6,934,582)	59,097,979

	REAL ESTATE INVESTMENT
	TRUST (REIT) - 7.04%

	Real Estate - 7.04%
81,485	Rayonier, Inc.	4,501,231
	Total Real Estate Investment
	Trust (Cost $761,460)	4,501,231

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Schedule of Investments
August 31, 2013

Shares		Value
	SHORT-TERM
	INVESTMENT - 0.41%

	Money Market Fund - 0.41%
260,989	Fidelity Institutional Money
	Market Fund - Government
	Portfolio - Class I, 0.01% (c)	$260,989
	Total Short-Term Investment
	(Cost $260,989)	260,989
	Total Investments
	(Cost $7,957,031) - 99.96%	63,860,199
	Other Assets in Excess
	of Liabilities - 0.04%	24,473
	Total Net Assets - 100.00%	$63,884,672

Number of
Contracts		Value
	SCHEDULE OF OPTIONS
	WRITTEN
	Call Options
20	General Dynamics Corp.
	Expiration: February 2014,
	Exercise Price: $95.00	$1,550
20	Monsanto Co.
	Expiration: January 2014,
	Exercise Price: $110.00	3,320
	Total Options Written
	(Premiums Received $5,618)	$4,870

Percentages stated are a percentage of net assets.
ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	Convertible into Forest City Enterprises, Inc. - Class A shares.
(c)	Variable rate security. The rate listed is as of August 31, 2013.
(d)
A portion of this security may be subject to call options written and is pledged collateral for options written. The aggregate value of these securities as of August 31, 2013 was $362,280. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Statement of Assets & Liabilities
August 31, 2013

ASSETS:
Investments, at value (cost $7,957,031)	$63,860,199
Dividend and interest receivable	106,118
Receivable for Fund shares sold	100
Other assets	28,262
Total Assets	63,994,679

LIABILITIES:
Options written, at value (premiums received $5,618)	4,870
Payable to adviser	38,871
Payable to directors	7,918
Other accrued expenses	58,348
Total Liabilities	110,007

NET ASSETS	$63,884,672

NET ASSETS CONSIST OF:
Capital stock	$2,696,238
Accumulated undistributed net investment income	379,241
Accumulated undistributed net realized gain	4,905,277
Net unrealized appreciation on investments and options written	55,903,916
Total Net Assets	$63,884,672

Shares outstanding	1,905,326
Net asset value, offering price and redemption price
per share (15,000,000 shares authorized, $0.01 par value)	$33.53

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Statement of Operations
Year Ended August 31, 2013

INVESTMENT INCOME:
Dividend income*	$1,623,562
Interest income	23
1,623,585
EXPENSES:
Investment advisory fees (see Note 2)	441,028
Legal fees	77,974
Directors’ fees and expenses	51,399
Administration fees	42,044
Fund accounting fees	27,375
Transfer agent fees and expenses	26,210
Federal and state registration fees	23,500
Audit fees	14,493
Reports to shareholders	7,663
Custody fees	6,123
Other	33,619
Net expenses	751,428
Net investment income	872,157

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	6,201,492
Net change in unrealized appreciation on:
Investments	3,424,371
Options written	748
Total net change in unrealized appreciation	3,425,119
Net realized and unrealized gain on investments	9,626,611
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,498,768

*  Net of $91,974 of foreign taxes withheld.

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
OPERATIONS:
Net investment income	$872,157	$774,867
Net realized gain on investments	6,201,492	8,104,113
Change in net unrealized appreciation/(depreciation)
on investments and options written	3,425,119	(3,184,160)
Net increase in net assets resulting from operations	10,498,768	5,694,820
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,021,537)	(597,335)
Net realized gains on investment	(5,547,157)	(5,425,499)
Total dividends and distributions	(6,568,694)	(6,022,834)
CAPITAL SHARE TRANSACTIONS:
Shares sold	22,693	81,640
Shares issued in reinvestment of dividends	3,669,304	3,279,278
Shares redeemed	(5,187,071)	(5,821,101)
Net decrease in net assets from capital share transactions	(1,495,074)	(2,460,183)
TOTAL INCREASE/(DECREASE) IN NET ASSETS	2,435,000	(2,788,197)
NET ASSETS:
Beginning of year	61,449,672	64,237,869
End of year (including accumulated undistributed net
investment income of $379,241 and $528,621, respectively)	$63,884,672	$61,449,672

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Financial Highlights

	Year Ended August 31,
	2013	2012		2011		2010	2009
Per Share Data:
Net asset value, beginning of year	$31.65	$31.87		$30.53		$32.72	$50.14

Income (loss) from investment operations:
Net investment income	0.48	0.40		0.47		0.39	0.49
Net realized and unrealized
gain (loss) on investments	4.98	2.41		3.09		(0.74)	(13.02)
Total from investment operations	5.46	2.81		3.56		(0.35)	(12.53)

Less distributions:
Net investment income	(0.56)	(0.30)		(0.44)		(0.48)	(0.59)
Net realized gain on investments	(3.02)	(2.73)		(1.78)		(1.36)	(4.30)
Total distributions	(3.58)	(3.03)		(2.22)		(1.84)	(4.89)

Net asset value, end of year	$33.53	$31.65		$31.87		$30.53	$32.72

Total return1	18.51%	9.40%		11.07%		(1.38)%	(23.37)%

Supplemental data and ratios:
Net assets, end of year (000,000’s)	$64	$61		$64		$63	$70
Ratio of net expenses
to average net assets	1.19%	1.19	%2	1.10	%2	1.20%	1.31%
Ratio of net investment income
to average net assets	1.38%	1.25	%2	1.32	%2	1.15%	1.50%
Portfolio turnover rate	0%	4%		0%		3%	0	%3,4

1	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of these arrangements, total returns would have been lower.
2
Such percentages are after advisory fee waiver.  Effective April 29, 2011, the adviser voluntarily agreed to waive 0.05% of average net assets of its advisory fee for the period of one year, this equals 0.03% and 0.02% of average net assets for the years ended August 31, 2012 and August 31, 2011, respectively.  In the absence of these waivers, the ratio of net expenses to average net assets would be 0.03% and 0.02% higher for the years ended August 31, 2012 and August 31, 2011, respectively.

3	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of Fund’s capital shares.
4	Amount represents less than 1%.

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Notes to Financial Statements

1.	ORGANIZATION	Barrett Opportunity Fund, Inc. (the “Fund”), a Maryland corporation organized
	AND SIGNIFICANT	in 1978, is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended
	ACCOUNTING	(the “1940 Act”). The Fund’s investment objective is to achieve above average
	POLICIES	long-term capital appreciation. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the
Fund and are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Equity securities, including common stocks and REITs,  for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Exchange traded options, including options written, are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC Topic 820”), establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s

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OPPORTUNITY FUND, INC.

investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

• Level 1 –	quoted prices in active markets for identical investments as of the measurement date

• Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Fund.  The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets include listed equities, including common stocks and REITs, and certain money market securities, and are classified within Level 1.  Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2.  Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value as of August 31, 2013.  The inputs and methodologies used to value securities may not be an indication of the risk associated with investing in these securities.

BARRETT

OPPORTUNITY FUND, INC.

		Other
		Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Common Stocks
Administrative,
Support, Waste
Management &
Remediation Services	$635,742	$—	$—	$635,742
Finance & Insurance	18,943,853	—	—	18,943,853
Information	1,067,400	—	—	1,067,400
Manufacturing	32,071,731	—	—	32,071,731
Real Estate,
Rental & Leasing	1,564,460	2,013,188	—	3,577,648
Transportation &
Warehousing	820,116	—	—	820,116
Wholesale Trade	1,981,489	—	—	1,981,489
Total Common Stocks	57,084,791	2,013,188	—	59,097,979
REITs	4,501,231	—	—	4,501,231
Money Market Funds	260,989	—	—	260,989
Total Assets	$61,847,011	$2,013,188	$—	$63,860,199

Liabilities
Options Written	$—	$(4,870)	$—	$(4,870)

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

Transfers Into Level 1				$—
Transfers Out of Level 1				(2,013,188)
Net Transfers Into/(Out of) Level 1				(2,013,188)
Transfers Into Level 2				2,013,188
Transfers Out of Level 2				—
Net Transfers Into/(Out of) Level 2				$2,013,188

The movement from Level 1 to Level 2 in the Fund was for a security being priced using the mean of the bid and ask prices due to the lack of trading volume on August 31, 2013.  The Fund did not hold any Level 3 securities during the year.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

BARRETT

OPPORTUNITY FUND, INC.

Derivative Instruments
The Fund may invest in derivative instruments such as written options.
Statement of Assets & Liabilities – Values of derivative instruments as of August 31, 2013
:

Liability Derivatives
	Derivatives not	Statement of
	accounted for as	and Assets
	hedging instruments	Liabilities Location	Value
	Equity Contracts – Options	Options written, at value	$4,870

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2013:

Derivatives
not accounted	Change in Net Unrealized Appreciation or (Depreciation)
for as hedging	on Derivatives Recognized in Income
instruments	Options
Equity Contracts	$748

(b) Options
GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective.  The Fund enters into written call options to hedge against changes in the value of equities.  The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the

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OPPORTUNITY FUND, INC.

amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended August 31, 2013 were as follows:

Call Options	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	40	5,618
Options terminated in closing transactions	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of year	40	$5,618

(c) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.  Dividend income is recorded on the ex-dividend date.  Under applicable tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The cost of investments sold is determined by use of the specific identification method for computing the gain/loss on the transaction.  It is the Fund’s policy to recognize a loss on a worthless security once it is determined beyond a reasonable doubt that there is no possibility of future worth.  Proceeds from bankruptcy settlements will generally be recognized as a realized gain if the security is no longer held and as a return of capital if the security is still held.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) REIT Distributions

The character of distributions received from REITs held by the Fund is generally comprised of net investment income, capital gains, and return of capital.  It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs.  After each

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calendar year end, REITs report the actual tax character of these distributions.  Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company.  Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code.  Therefore, no federal income tax provision is provided in the Fund’s financial statements.

As of and during the year ended August 31, 2013, the Fund did not have a liability of any unrecognized tax benefits.  The Fund recognizes interest and penalties, in any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2009.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h) Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses.  The Fund’s maximum exposure under these agreements is unknown, as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

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2.	INVESTMENT	The Fund has an Investment Advisory Agreement with Barrett Asset
	ADVISER	Management, LLC (“Barrett Asset Management” or the “Adviser”). Under
	AGREEMENT	the Investment Advisory Agreement, the Fund pays an advisory fee,
	AND OTHER	calculated daily and paid monthly, in accordance with the following breakpoint
	TRANSACTIONS	schedule:
WITH AFFILIATES

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.675%
Next $3 billion	0.650%
Next $5 billion	0.625%
Over $10 billion	0.600%

For the fiscal year ended August 31, 2013, this advisory fee totaled $441,028.

The officers of the Fund are also officers and employees of Barrett Asset Management and do not receive compensation from the Fund.

3.	INVESTMENTS	During the year ended August 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$—	$7,214,959

4.	CAPITAL SHARES	At August 31, 2013, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
Shares sold	695	2,651
Shares issued on reinvestment	121,702	109,932
Shares redeemed	(158,325)	(186,964)
Net decrease	(35,928)	(74,381)

5.	INCOME TAX	The tax character of distributions paid during the fiscal years ended August 31,
	INFORMATION	were as follows:
	AND		2013	2012
	DISTRIBUTIONS	Distributions Paid From:
	TO	Ordinary income	$1,021,537	$597,335
	SHAREHOLDERS	Net long-term capital gains	5,547,157	5,425,499
		Total distributions paid	$6,568,694	$6,022,834

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended

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		August 31, 2013. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

		The amount designated as long-term capital gain for the fiscal years ended August 31, 2013 and 2012 was $466,288 and $296,410, respectively.

		At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

		Tax cost of investments	$7,957,031
		Gross unrealized appreciation	$55,904,657
		Gross unrealized depreciation	(741)
		Net unrealized appreciation	$55,903,916

		As of August 31, 2013, the components of accumulated earnings on a tax basis were as follows:

		Undistributed operating income	$415,792
		Undistributed long-term gains	4,896,248
		Distributable earnings	5,312,040
		Unrealized appreciation	55,903,916
		Other accumulated losses*	(27,522)
		Total accumulated gains	$61,188,434

		* Other temporary differences are primarily attributable to the timing of certain expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or net asset values per share.  During the current year, accumulated net realized gain was decreased by $466,288 and paid-in-capital was increased by $466,288 for permanent book to tax differences.

6.	RECENT	In January, 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of
	ACCOUNTING	Disclosures about Offsetting Assets and Liabilities” in GAAP and International
	PRONOUNCE-	Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies
	MENT
ASU No. 2011-11, Disclosers about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS.  This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”).  Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount

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OPPORTUNITY FUND, INC.

presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c).  The effective date of the ASU is for the interim and annual periods beginning on or after January 1, 2013.  Management is currently evaluating the impact it will have on the Fund’s financial statements.  There is no impact of the ASU on the financial statements of the Fund for the year ended August 31, 2013.

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OPPORTUNITY FUND, INC.

REPORT OF	To the Shareholders and Board of Directors of
INDEPENDENT	Barrett Opportunity Fund, Inc.
REGISTERED
PUBLIC ACCOUNTING FIRM
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Barrett Opportunity Fund, Inc. (the “Fund”) as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years indicated prior to the year ended August 31, 2011, were audited by another independent registered public accounting firm whose report dated October 20, 2010, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrett Opportunity Fund, Inc. as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 25, 2013

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OPPORTUNITY FUND, INC.

Additional Information
(Unaudited)

1. INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board of Directors.  The business address of each Director is c/o Barrett Asset Management, LLC, the Fund’s investment manager (“Barrett Asset Management”), 90 Park Avenue, 34th Floor, New York, New York 10016.  Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-363-6333.

Number of
Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director

INDEPENDENT DIRECTORS†:
Barry Handel, CPA	Director	Since 2005	Partner, Shalik, Morris &	1	None
Birth Year: 1951			Company, LLP (accounting
firm) (since 2010); formerly,
Partner, Falk & Handel LLP
(accounting firm)

David H. Kochman(1)	Director	Since 2011	Member, Harris Beach PLLC	1	None
Birth Year: 1959			(law firm)

Rosalind A. Kochman(2)	Director	Since 1990	Retired (since 2002); formerly,	1	None
Birth Year: 1937			Chief Executive Officer,
Chairperson		Since 2005	Brooklyn Eye Surgery Center,
and Administrator, Kochman,
Lebowitz & Mogil, MDs

William Morris, Jr., CPA	Director	Since 2005	President, William Morris &	1	None
Birth Year: 1948			Associates P.C. (accounting
firm)

Irving Sonnenschein	Director	Since 1994	Partner, Sonnenschein,	1	None
Birth Year: 1920			Sherman & Deutsch
(law firm)
OFFICERS:
Peter H. Shriver, CFA	President	Since 2006	President and Chief	N/A	N/A
Barrett Asset Management	and Chief		Executive Officer of Barrett
90 Park Avenue	Executive		Asset Management (since
New York, NY 10016	Officer		2011); President of Barrett
Birth Year: 1952			Associates, Inc. (2004-2011)

(1)	Mr. Kochman is Ms. Kochman’s son.
(2)	Ms. Kochman is Mr. Kochman’s mother.

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OPPORTUNITY FUND, INC.

Number of
Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director

OFFICERS (Continued):
E. Wells Beck, CFA	Vice	Since 2010	Managing Director and	N/A	N/A
Barrett Asset Management	President		Director of Research, Barrett
90 Park Avenue	and		Asset Management (since
New York, NY 10016	Investment		2011); Managing Director,
Birth Year: 1968	Officer		Barrett Associates (2006-2011);
Analyst and Portfolio
Manager at Haven Capital
Management (2001-2006)

Robert J. Milnamow	Vice	Since 2006	Executive Vice President	N/A	N/A
Barrett Asset Management	President		and Chief Investment
90 Park Avenue	and Chief		Officer, Barrett Asset
New York, NY 10016	Investment		Management (since 2011);
Birth Year: 1950	Officer		Managing Director, Barrett
Associates (2003-2011)

Madeleine Morreale	Chief	Since 2011	Chief Compliance Officer,	N/A	N/A
Barrett Asset Management	Compliance		Barrett Asset Management
90 Park Avenue	Officer		(2011-Present); Compliance
New York, NY 10016	and		Officer, Barrett Associates
Birth Year: 1956	Anti-Money		(2010-2011); Head Trader,
Laundering			Barrett Associates
Officer			(2003-2010)

John G. Youngman	Chief	Since 2011	Managing Director,	N/A	N/A
Barrett Asset Management	Financial		Barrett Asset Management
90 Park Avenue	Officer		(2011-Present); Managing
New York, NY 10016	and		Director, Barrett Associates
Birth Year: 1968	Treasurer		(2010-2011); Managing
Director, Griffin Asset
Management (1994-2010)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Director and officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Director became a board member or the officer took such office.

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OPPORTUNITY FUND, INC.
2. IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2013:

Record Date:	12/20/2012
Payable Date:	12/21/2012
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%
Long-Term Capital Gain Dividend	$3.02219

Please retain this information for your records.

3. CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Section 15(c) under the 1940 Act, requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis.

At a meeting (the “Contract Renewal Meeting”) held in-person on April 25, 2013, the Board of Directors (the “Board”) of the Fund, including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”), considered and approved continuation of the Investment Advisory Agreement between the Fund and Barrett Asset Management (the “Agreement”) for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board received and considered a variety of information about Adviser, certain portions of which are discussed below. The information provided to the Board relating to the renewal of the Investment Advisory Agreement at the Meeting is referred to in this section as the “Contract Approval Information”.

In addition to the Contract Approval Information, the Board received performance and other information throughout the year relating to the Fund’s operations and the services provided to it by the Adviser. The Board’s evaluation of the Agreement took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund with respect to the services provided to the Fund by the Adviser.

In its deliberations regarding the approval of the Agreement, the Board considered each of the factors below:

Nature, Extent and Quality of the Investment Advisory Services Provided to the Fund. The Board received and considered the Contract Approval Information regarding the nature, extent and quality of the investment advisory and other services provided to the Fund by the Adviser during the past year. The Board reviewed the qualifications, backgrounds and responsibilities of the Adviser’s senior personnel and the portfolio management team provided to the Fund, including, but not limited to, making the day-to-day decisions for investing the Fund’s assets in accordance with the Fund’s objectives and policies and investment restrictions, subject to the supervision and direction of the Board. Based on these factors and the other factors below, the Board concluded that the services provided to the Fund under the Investment Advisory Agreement continued to be satisfactory.

Fund Performance. At the Meeting, the Directors reviewed the information comparing past investment performance of the Fund against the S&P 500® Index and the Lipper Large-Cap Value Funds Index. The Directors noted that,

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according to the information provided by the Adviser, the Fund has substantially underperformed both the S&P 500® Index and the Lipper Large-Cap Value Funds Index for each of the 1-, 3- and 5-year periods. In assessing the reasons for the Fund’s comparative performance, the Board took into consideration that the Fund is managed in a tax-aware manner in light of its substantial unrealized capital gains and that the Fund’s investment strategy is conservative. The Directors concluded that, in light of the constraints upon the Fund’s investment program, Adviser has appropriate expertise to continue to manage the Fund in accordance with its investment objectives and management strategies under current and anticipated market conditions notwithstanding the comparative performance information provided to the Directors by Advisor.

Investment Advisory Fees and Expense Ratio. The Board reviewed and considered the advisory fee (the “Advisory Fee”) paid by the Fund to the Adviser under the Agreement. The Board received and considered information and analyses prepared as of March 31, 2013 comparing the Advisory Fee and the Fund’s overall expenses with those groups of 21 other large cap value funds, as classified by Morningstar®, with assets between $25 million and $100 million. The comparison was based upon the constituent funds’ latest fiscal years.  The information provided showed, among other things, that the investment Advisory Fee for the Fund ranked in the second quartile of its Morningstar® Large Value Category and was below (i.e., was better than) both the category average and median of 0.740% and 0.750%, respectively. On a net or actual basis, the Advisory Fee for the Fund was above (i.e. worse than) the industry average of 0.550%.  The Fund’s total expense ratio of 1.205% was ranked in the third quartile of its Morningstar® Large Value Category and was above (i.e., worse than) the category average total expense ratio of 1.170% and was above (i.e., worse than) the category median of 1.180%.

Adviser Profitability. The Directors considered unaudited information from the Adviser as to the profitability of the Adviser’s relationship with the Fund.  Given the need to assure continuity in the investment advisory services to the Fund and the absence of any alternative to the Agreement, the Directors did not give significant weight to the Fund’s profitability to Barrett Asset Management.  However, the profitability to Barrett Asset Management from its Fund relationship was determined by the Board not to be excessive in light of the nature, quality and extent of investment advisory and other services provided to the Fund by the Adviser.

Economies of Scale. The Directors considered that, while the Agreement does contain breakpoints for the Adviser to pass on economies of scale to the Fund, economies of scale are not likely to be realized since the Fund has decreased in size in recent years and is not actively marketed. They considered that any future growth in assets will occur through appreciation in the Fund’s portfolio holdings.

Other Benefits to the Investment Adviser. The Board considered other benefits received by the Adviser as a result of its relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions, but did not regard such benefits as excessive as the Fund’s low turnover limits the amount of commission dollars.

Other Alternatives to the Investment Advisory Agreement. The Board considered possible alternatives to the Agreement from the standpoint of the Fund and its shareholders. The Directors considered whether another investment adviser (or advisers) might possibly be identified to perform all or a part of the advisory, administrative, or operational tasks that the Adviser provides but concluded that no other investment adviser was likely to be interested in managing the Fund’s portfolio management given the small size of the Fund and the various portfolio management, marketing and other difficulties presented by its unrealized capital gains. The Directors considered that the only alternative to the Agreement could be liquidation of the Fund. Because of the Fund’s unrealized capital gains, liquidation would carry significant adverse tax consequences to all shareholders. The Directors noted that if the Fund continued to operate, those shareholders willing to accept the resulting tax consequences could redeem their shares in the Fund at any time while other shareholders wishing to remain in the Fund could do so.

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The Directors, including the Independent Directors, concluded that, under the Fund’s circumstances, the terms of the Agreement are acceptable and that the fees stated therein are reasonable in light of the services to be provided to the Fund and the need to assure continuity of investment advisory services to the Fund in the absence of any realistic alternative to the Agreement. In considering whether to approve the continuation of the Agreement, the Board principally identified its determination that continuation of the Fund’s operations would be in the interests of shareholders and that continuity of investment advisory services to the Fund therefore must be assured. The Board also separately considered the operational, administrative, and other services provided to the Management Fund. The Independent Directors were satisfied with the non-investment advisory services provided by the Adviser to the Fund and concluded that the Fund’s investment performance and expense levels (including the advisory fees) under the circumstances were not such as to support termination of the Agreement.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  To obtain information on Form N-Q from the Fund, shareholders can call the Fund at 1-877-363-6333.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-363-6333 and (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

BARRETT OPPORTUNITY FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

DIRECTORS
Barry Handel, CPA
David H. Kochman
Rosalind A. Kochman, Chairperson
William Morris, Jr., CPA
Irving Sonnenschein

INVESTMENT MANAGER
Barrett Asset Management, LLC
90 Park Avenue
New York, NY  10016

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI  53212

LEGAL COUNSEL
Simpson Thacher & Bartlett, LLP
425 Lexington Avenue
New York, NY  10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

This report is transmitted to the shareholders of Barrett Opportunity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus.  Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  The prospectus contains this and other important information about the Fund.  Please read the prospectus carefully before investing

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. William Morris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2013	FYE 08/31/2012
Audit Fees	14,500	14,500
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2013	FYE 08/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 08/31/2013	FYE 08/31/2012
Registrant	2,500	2,500
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Barrett Opportunity Fund

By (Signature and Title)* /s/ Peter Shriver
 Peter Shriver, President

Date October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter Shriver
 Peter Shriver, President

Date October 29, 2013

By (Signature and Title)* /s/ John Youngman
 John Youngman, Treasurer

Date October 29, 2013

* Print the name and title of each signing officer under his or her signature.